UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.  ☐    Sotherly Hotels LP  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.  ☐    Sotherly Hotels LP  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2018, Sotherly Hotels Inc., a Maryland corporation (the “Company”), and Sotherly Hotels LP, a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership”), entered into a Sales Agency Agreement (the “Sales Agency Agreement”), with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), under which the Company may sell from time to time through Sandler O’Neill, as sales agent, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $5,000,000 and up to 400,000 shares of the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Preferred Stock”).

Pursuant to the Sales Agency Agreement, the Common Stock and Preferred Stock may be offered and sold through Sandler O’Neill in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the Nasdaq Global Market, at market prices or as otherwise agreed to with Sandler O’Neill. The Sales Agency Agreement provides that Sandler O’Neill will be entitled to compensation equal to 2.5% of the gross sales price of the Common Stock and Preferred Stock sold through Sandler O’Neill from time to time under the Sales Agency Agreement. The Company has no obligation to sell any of the Common Stock or Preferred Stock under the Sales Agency Agreement, and may at any time suspend solicitation and offers under the Sales Agency Agreement.

The Common Stock and Preferred Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-220369) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2017, and declared effective on September 20, 2017. The Company filed a prospectus supplement, dated August 31, 2018 (the “Prospectus Supplement”), with the SEC in connection with the offer and sale of the Common Stock and Preferred Stock pursuant to the Sales Agency Agreement.

The Sales Agency Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Sales Agency Agreement. These representations, warranties and covenants, are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any shares of Common Stock and Preferred Stock pursuant to the Sales Agency Agreement is not a representation that there has not been any change in the condition of the Company. A copy of the Sales Agency Agreement is attached as Exhibit 10.51 to this Current Report on Form 8-K. The description of the Sales Agency Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the text of such agreement.

The legal opinion of Baker & McKenzie LLP relating to the legality of the shares offered by the prospectus supplement is attached as Exhibit 5.1 to this Current Report.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.03	Material Modifications to Rights of Security Holders.

On August 31, 2018, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, as amended and supplemented, pursuant to which the Company has classified and designated an additional 320,000 shares of the Company’s Series C Preferred Stock. A summary of the material terms of the Series C Preferred Stock is set forth under the caption “Description of the Series C Preferred Stock” in the Company’s Prospectus Supplement.

Also on August 31, 2018, the Company, as the general partner of the Operating Partnership, amended (the “OP Amendment”) the agreement of limited partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 320,000 additional units of its 7.825% Series C Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series C Preferred Units”). The Company expects to contribute the net proceeds from the sale of the Series C Preferred Stock sold pursuant to the Sales Agency Agreement to the Operating Partnership, if any, in exchange for the same number of Series C Preferred Units. The Series C Preferred Units have economic terms that mirror the terms of the Series C Preferred Stock. The issuance of the Series C Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

The Operating Partnership intends to use the net proceeds from this offering for repayment of debt, capital expenditures, the improvement of hotels in our portfolio, potential future acquisitions of hotel or condominium hotel properties, working capital and other general corporate purposes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Information about the Partnership Amendment under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2E	Amendment No. 5 to the Amended and Restated Agreement of Limited Partnership of Sotherly Hotels LP.

3.7	Articles Supplementary dated August 30, 2018.

5.1	Opinion of Baker & McKenzie LLP

10.51	Sales Agency Agreement, dated August 31, 2018, among Sotherly Hotels, Inc., Sotherly Hotels LP and Sandler O’Neill & Partners, L.P.

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 31, 2018	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer